SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2002



                        INSpire Insurance Solutions, Inc.
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             (Exact name of registrant as specified in its charter)

          TEXAS                          000-23005              75-2595937
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                              Identification No.)

300 Burnett Street
Ft. Worth, Texas                                                76102-2799
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code 817-348-3900.


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
         --------------------------

         Confirmation of the Plan. On November 13, 2002, the United States Bankruptcy Court for the Northern District of Texas Fort Worth Division (the "Bankruptcy Court") entered an order confirming the First Amended Plan of Reorganization of INSpire Insurance Solutions, Inc. (the "Company") and INSpire Claims Management, Inc., dated September 24, 2002 (the "Plan"). The Bankruptcy Court's order is attached as Exhibit 2.1 and incorporated herein by reference.

         Summary of the Plan. The following is a summary of the material features of the Plan, a copy of which is set forth as Exhibit 2.2 and incorporated herein by reference.

         The Plan anticipates a sale of substantially all of the Company's assets, including real property, intellectual property, cash, receivables, other current and long term assets, contractual rights, and other assets to CGI Group, Inc. ("CGI"). In exchange for such assets, CGI has agreed to pay the Company $8,200,000 in cash (the "Cash Purchase Price") and assume up to $14,000,000 in liabilities including pre and post petition obligations incurred in the ordinary course of business, contractual obligations, unearned revenue and tax liabilities. The Cash Purchase Price is based on the assumption that the "Net Asset Value" will be $7,000,000 (the "Assumed Net Asset Value"). Seven business days prior to the closing of the transaction, the Company will deliver to CGI a revised estimate of the Net Asset Value (the "Estimated Net Asset Value"). The closing is currently scheduled to occur on November 29, 2002. The Cash Purchase Price to be delivered at closing will be adjusted (upward or downward, as appropriate) by the amount that the Estimated Net Asset Value differs from the Assumed Net Asset Value; provided, however, that no adjustment will be made to the extent that the Estimated Net Asset Value exceeds $8,400,000. The Company currently estimates the Cash Purchase Price to be adjusted to approximately $5,400,000. Within 35 days following the closing of the transaction, CGI will audit the books and records of the Company to determine the actual amount of the Net Asset Value as of the closing date (the "Actual Net Asset Value"). CGI will pay to the Company the amount, if any, by which the lesser of $8,400,000 and the Actual Net Asset Value exceeds the Estimated Net Asset Value. CGI will be entitled to withdraw from the Escrow Account (defined below) the amount, if any, by which the lesser of $8,400,000 and the Estimated Net Asset Value exceeds the Actual Net Asset Value.

         On the closing of the transaction, 25% of the Cash Purchase Price will be deposited by CGI into an account (the "Escrow Account"). For nine months after the closing of the transaction, CGI will be entitled to draw upon the Escrow Account to satisfy any post-closing adjustments to the Net Asset Value as described above or any damages suffered by CGI in connection with the transaction.

         The cash proceeds from a sale transaction and any remaining assets of the Company, if any (collectively, the "Trust Assets"), will be transferred to a liquidating trust (the "Trust"). Michael G. Lawrence of NACM SW (the "Trustee") will be the initial trustee for the Trust and will liquidate the Trust Assets and distribute the proceeds to the creditors of the Company. The Trust Assets will be used to pay claims of creditors until such claims (and all expenses incurred in implementing the Plan) are paid in full, with any remaining assets

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being distributed to equity security  holders.  A total of $25,549,777 in claims have been filed in the Bankruptcy Court. The Company is in the process of analyzing these claims and, at this time, cannot give an exact amount of the claims that will be allowed; however, the Company believes that a substantial portion of these claims will be disallowed. Each equity security holder will receive a pro rata portion of such remaining assets, if any, based on the number of shares held as of the record date. The record date for such distributions will be December 2, 2002 (the "Distribution Record Date"). The Plan will become effective on a date, as determined by the Company, on or after the date in which
(i) the sale has been completed, (ii) the Trust has been formed, and (iii) the Trustee has been appointed. At such time as the Plan is effective, trading of the shares of the equity security interests of the Company will cease. The Plan could result in shareholders receiving no value for their interests. Due to such possibility, the value of the Company's common stock is highly speculative. The Company urges appropriate caution be exercised with respect to existing and future investment in its securities.

         Outstanding Securities. As of August 31, 2002, the Company has outstanding 19,153,708 shares of common stock. As noted above, each equity security holder will receive a pro rata portion of any remaining assets based on the number of shares held as of the Distribution Record Date. At such time as the Plan is effective, trading of the shares of the equity security interests of the Company will cease. The Plan could result in shareholders receiving no value for their interests.

         Information as to Assets and Liabilities. As of August 31, 2002, the assets and liabilities of the Company were approximately $16,209,611 and $13,783,846, respectively.

         This Form 8-K and the exhibits attached hereto contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1993, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this Form 8-K and in the exhibits, words such as "anticipate," "believe," "estimate," "expect," "intend," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These forward-looking statements are based on information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to: contingencies related to the sale of assets to CGI Group, Inc., such as the entry of certain orders by the Bankruptcy Court, the absence of any material change in the Company's business and the value of the Company's assets, technological change, competitive factors and pricing pressures, product development risks, changes in legal and regulatory requirements, general economic conditions and other factors. Such statements reflect the current views of the Company's management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by this paragraph. In the context of forward-looking information

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provided in this Form 8-K and the exhibits,  reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission during the past 12 months.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         2.1*     Order  Confirming Plan of  Reorganization,  dated November 13,
                  2002.

         2.2* First Amended Plan of Reorganization of INSpire Insurance Solutions, Inc. and INSpire Claims Management, Inc., dated as of September 24, 2002.

         2.3 Disclosure Statement for the Plan of Reorganization of INSpire Insurance Solutions, Inc. and INSpire Claims Management, Inc., dated as of August 26, 2002. (Incorporated by reference to Exhibit 2.2 of the Company's Form 8-K filed on September 4,
                  2002).

         *Filed herewith





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  November 18, 2002.


                                        INSpire Insurance Solutions, Inc.


                                        By:  /s/ Richard Marxen
                                           -------------------------------------
                                        Name:  Richard Marxen
                                        Title: President and Chief Executive
                                               Officer









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                                  EXHIBIT INDEX


         2.1*     Order  Confirming Plan of  Reorganization,  dated November 13,
                  2002.

         2.2* First Amended Plan of Reorganization of INSpire Insurance Solutions, Inc. and INSpire Claims Management, Inc., dated as of September 24, 2002.

         2.3 Disclosure Statement for the Plan of Reorganization of INSpire Insurance Solutions, Inc. and INSpire Claims Management, Inc., dated as of August 26, 2002. (Incorporated by reference to Exhibit 2.2 of the Company's Form 8-K filed on September 4,
                  2002).


         *Filed herewith.










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